LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED JUNE 20, 2008

TO THE PROSPECTUS DATED FEBRUARY 28, 2008 OF

LEGG MASON PARTNERS

VARIABLE INTERNATIONAL ALL

CAP OPPORTUNITY PORTFOLIO

Effective July 1, 2008, the following replaces the “Manager and subadviser” portion of the “Management” section of the prospectus:

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund and manages the fund’s cash and short-term instruments. As of March 31, 2008, LMPFA’s total assets under management were approximately $194 billion.

Global Currents Investment Management, LLC (“GCIM” or the “subadviser”) provides the day-to-day portfolio management of the fund. GCIM, a newly-created separate investment management subsidiary of Legg Mason, Inc., was established as part of an internal reorganization of Legg Mason’s international investment teams. GCIM is located at Delaware Corporate Center II, Suite 100, 2 Righter Parkway, Wilmington, DE 19803. The portfolio managers listed in the prospectus continue to be responsible for the day-to-day investment management of the fund as employees of GCIM.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2008, Legg Mason’s asset management operation had aggregate assets under management of approximately $950 billion.

Prior to July 1, 2008, Brandywine Global Investment Management, LLC was the fund’s subadviser. Brandywine is a wholly-owned subsidiary of Legg Mason.

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